GOLDMAN SACHS TRUST

Class A, Class C, Institutional, Service, Class IR, Class R6 and Class T Shares of the

Goldman Sachs Emerging Markets Equity Fund

(the “Fund”)

Supplement dated June 16, 2017 to the Prospectus and Summary Prospectus,

each dated February 28, 2017, as supplemented to date

At a meeting held on June 15, 2017, the Board of Trustees of the Goldman Sachs Trust approved a change in the Fund’s strategy. This change will take effect on August 15, 2017.

The Fund will continue to invest, under normal circumstances, at least 80% of its net assets plus any borrowings for investment purposes (measured at the time of purchase) (“Net Assets”) in a diversified portfolio of equity investments in emerging country issuers. Additionally, the Fund will continue, under normal circumstances, to maintain investments in at least six emerging countries. However, the Fund will no longer be limited from investing more than 35% of its Net Assets in securities of issuers in any one emerging country.

This Supplement should be retained with your Prospectus and Summary Prospectus for future reference.

EME2STRATCHG 06-17